UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report                                              May 28, 1998


                             HAWKS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        Wyoming                  0-5781                83-0211955

 (State or other juris-     (Commission File         (IRS Employer
diction of Incorporation.)      Number)           Identification No.)


913 Foster Road                                                  82601
(Address of Principal Executive Offices)                     (Zip Code)


      Registrant's telephone number (including area code)   (307) 234-1593


                                      N/A
         (Former name or former address, if changed since last report.)

ITEM 5  -  OTHER EVENTS
On the Company's First Quarter 10Q for the period ended March 31, 1998, the Company did not satisfy NASDAQ's small cap market requirement of $2,000,000 net assets. As of April 30, 1998, this requirement has been met per the Consolidated Balance Sheet attached. The Company does not anticipate any problem meeting this requirement in future periods.

ITEM 7  -  FINANCIAL STATEMENT AND EXHIBITS
Balance Sheet as of April 30, 1998.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                      April 30,    December 31,
                                                         1998          1997

                                                     (unaudited)
                       ASSETS

CURRENT ASSETS
   Cash                                              $       7,000  $      30,000
   Accounts receivable                                     535,000        330,000
   Short-term investments                                  208,000        205,000
   Costs on uncompleted contracts in excess of
   related billings                                         12,000         12,000
   Other current assets                                     61,000         50,000
      Total current assets                                 823,000        627,000
PROPERTY AND EQUIPMENT, net (successful efforts
method)                                                  2,058,000      2,112,000

NOTE RECEIVABLE                                             37,000         38,000

LAND INVESTMENT                                            196,000        202,000

OTHER ASSETS                                               260,000        215,000

                                                     $   3,374,000  $   3,194,000
        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Notes payable                                     $     304,000  $     240,000
   Current maturities of long-term debt                    219,000        227,000
   Accounts payable                                        376,000        275,000
   Accrued liabilities                                      30,000         25,000
      Total current liabilities                            929,000        767,000
LONG-TERM DEBT                                             395,000        415,000

SHAREHOLDERS' EQUITY
   Capital stock:
      Preferred stock, $.01 par value; authorized
        997,000 shares; no shares issued                       -              -
      Common stock, $.01 par value; authorized
        5,000,000 shares; outstanding 1998 -
        1,351,515 shares; 1997 - 1,351,515 shares           13,000         13,000
   Capital in excess of par value of common stock        2,880,000      2,880,000
   Retained (deficit) (since elimination of deficit
     at December 31, 1988)                                (843,000)      (881,000)
                                                         2,050,000      2,012,000
                                                     $   3,374,000  $   3,194,000

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HAWKS INDUSTRIES, INC.
                                    Registrant




Date:  May 28, 1998                  /s/ James E. Meador, Jr.

                                    James E. Meador, Jr.
                                    Vice President